      COMMON STOCK                                      COMMON STOCK
                                        [LOGO]
         NUMBER                                            SHARES

                                   DeCrane Aircraft
                                    Holdings, Inc.

                                              SEE REVERSE FOR STATEMENTS RELATED
THIS CERTIFICATE IS TRANSFERABLE                    TO RIGHTS, PREFERENCES,
 IN BOSTON, MA OR NEW YORK, NY               PRIVILEGES AND RESTRICTIONS, IF ANY

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


    THIS CERTIFIES THAT








    is the record holder of


     FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                           DECRANE AIRCRAFT HOLDINGS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                  COUNTERSIGNED AND REGISTERED:
                                     THE FIRST NATIONAL BANK OF BOSTON
                                                    TRANSFER AGENT AND REGISTRAR
                                                        /s/ illegible
                                                           AUTHORIZED SIGNATURE
    Dated:


         /s/ Robert Rankin        [SEAL]              /s/ R Jack DeCrane
          SECRETARY                                     CHAIRMAN

    The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

    A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without change from the Secretary of the Corporation at its corporate headquarters.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be constituted as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenents in common                UNIF GIFT MIN ACT-..............Custodian.................
  TEN ENT - as tenents by the entireties                               (Cust)                 (Minor)
  JT TEN -  as joint tenants with right                           under Uniform Gifts to Minors
            of suvivorship and not as                             Act.....................................
            tenants in common                                                      (State)
                                                UNIF TRF MIN ACT-..........Custodian (until age..........)
                                                                   (Cust)
                                                                 ..................under Uniform Transfers
                                                                       (Minor)
                                                                 to Minors Act.............
                                                                                 (State)


       Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,_______________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  --------------------------------------

  --------------------------------------

  ------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)

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  Shares of the capital stock represented by the within Certificate, and do hereby irrevocably consitiute and appoint

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  Attorney to transfer the said stock on the books of the within named
  Corporation with full power of substitution in the premises.

  Dated
       -----------------------------


                                    X
                                     ------------------------------------------

                                    X
                                     ------------------------------------------
                              NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE, IN
                                      EVERY PARTICULAR, WITHOUT ALTERATION
                                      OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

  Signature(s) Guaranteed



  By_____________________________
  THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-18)